                            SCHEDULE 14A INFORMATION


                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )


[X]      Filed by the Registrant

[ ]      Filed by a Party other than the Registrant

         Check the appropriate box:

                  [X]      Preliminary Proxy Statement

                  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                  [ ]      Definitive Proxy Statement

                  [ ]      Definitive Additional Materials

                  [ ]      Soliciting Material Pursuant to ss.240.14a-12


                  GALAXY FOODS COMPANY, a Delaware corporation
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

         Payment of Filing Fee (Check the approximate box)

                  [X]      No fee required.

                  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.

                           1. Title of each class of securities to which
                              transaction applies:

                           2. Aggregate number of securities to which
                              transaction applies:

                           3. Per unit price or other underlying value of
                              transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                           4. Proposed maximum aggregate value of transaction:

                           5. Total fee paid:

                  [ ]      Fee paid previously with preliminary materials.

                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           1. Amount Previously Paid:

                           2. Form, Schedule or Registration Statement No.:

                           3. Filing Party:

                           4. Date Filed:

                               [GALAXY FOODS LOGO]

                              GALAXY FOODS COMPANY
                                2441 Viscount Row
                             Orlando, Florida 32809

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD THURSDAY, NOVEMBER 16, 2000

To the Shareholders:

The Annual Meeting of Shareholders of Galaxy Foods Company (the "Company"), will be held Thursday, November 16, 2000 at 10:00 a.m. at the Wyndham Hotel, located at 8001 International Drive, Orlando, Florida for the following purposes:

         1. To fix the number of directors at four and to elect a Board of Directors for the ensuing periods.

         2. To consider and vote upon an amendment to the Company's Certificate of Incorporation, as amended, to change the name of the Company to "Galaxy Nutritional Foods, Inc."

         3. To ratify the retention of BDO Seidman, L.L.P. as the independent auditors of the Company for the fiscal year ended March 31, 2001.

         4. To transact such other business as may properly come before the meeting and any adjournment thereof.

Shareholders of record at the close of business on October 12, 2000 will be entitled to vote at the meeting or any adjournment thereof.


                                          By Order of the Board of Directors

                                          Keith A. Ewing Chief Financial Officer

Orlando, Florida
October __, 2000


SHAREHOLDERS ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE BY RETURN MAIL. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                              GALAXY FOODS COMPANY
                                2441 VISCOUNT ROW
                             ORLANDO, FLORIDA 32809

                                OCTOBER __, 2000

                                 PROXY STATEMENT
                                       FOR
                       THE ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD THURSDAY, NOVEMBER 16, 2000

PROXIES IN THE FORM ENCLOSED WITH THIS PROXY STATEMENT ARE SOLICITED BY THE BOARD OF DIRECTORS OF GALAXY FOODS COMPANY (THE "COMPANY"), A DELAWARE CORPORATION, FOR THE USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD THURSDAY, NOVEMBER 16, 2000 AT 10:00 A.M. AT THE WYNDHAM HOTEL LOCATED AT 8001 INTERNATIONAL DRIVE, ORLANDO, FLORIDA.

Only shareholders of record as of October 12, 2000 will be entitled to vote at the meeting and any adjournment thereof. As of October 12, 2000, 9,202,945 shares of Common Stock, par value $.01 per share, of the Company were issued and outstanding. Each share of Common Stock outstanding as of the record date will be entitled to one vote, and shareholders may vote in person or by proxy. Execution of a proxy will not, in any way, affect a shareholders' right to revoke it by written notice to the Secretary of the Company at any time before it is exercised or by delivering a later executed proxy to the Secretary of the Company at any time before the original proxy is exercised. This proxy statement and the form of proxy were first mailed to shareholders on or about October ___, 2000.

All properly executed proxies returned in time to be cast at the meeting will be voted and, with respect to the election of a Board of Directors, will be voted as stated below under "Election of Directors". Any shareholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee's name in the space provided on the proxy. In addition to the election of directors, the shareholders will consider and vote upon (i) a proposal to amend the Company's Certificate of Incorporation, as amended, to change the name of the Company to "Galaxy Nutritional Foods, Inc.", and (ii) a proposal to ratify the retention of BDO Seidman, L.L.P. as the Company's auditors for the fiscal year ending March 31, 2001. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification, and will be voted FOR if no specification is indicated.

The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote might be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys in the proxies.

PROPOSAL ONE               ELECTION OF DIRECTORS

A full board of four directors of the Company will be elected to serve until the next annual meeting of shareholders and until their successors shall have been elected and qualified. All of the nominees are currently serving as directors of the Company, all have consented to being named herein and all have indicated their intention to serve as directors of the Company, if elected.

Unless you specify otherwise, your proxy will be voted to fix the number of directors for the ensuing year at four and for the election of the nominees named below, all of whom are now Directors. If any nominee becomes unavailable, your proxy will be voted for a new nominee designated by the Board unless the Board reduces the number of directors to be elected. The Board of Directors knows of no reason why any nominee should be unable or unwilling to serve, but if such be the case, proxies will be voted for the election of some other person or for fixing the number of directors at a lesser number.

The nominees for the Board of Directors are:

ANGELO S. MORINI
Age:                 57
First Elected:       1987
Experience:          Galaxy Foods Company - Chairman of the Board of Directors,
                     President, and Chief Executive Officer (since 1987); Galaxy
                     Cheese Company - President (1980-1987), General Manager
                     (1974-1980)

DOUGLAS A. WALSH
Age:                 55
First Elected:       1992
Experience:          Practicing physician specializing in Family Practice and
                     Sports Medicine (Since 1970); Family Doctors physician group (1984 to present); Mahoning County, Ohio - Health
                     Commission (1971- 1984); U.S. Air Force 911 Tac Clinic,
                     Pittsburgh, Pennsylvania Clinic Commander (1983-1985);
                     Patrick Air Force Base, Cocoa Beach, Florida - Flight
                     Surgeon (1985-1988).

MARSHALL K. LUTHER
Age:                 47
First Elected:       1996
Experience:          Tropicana Products, Inc. - Senior Vice President, Marketing
                     (1993-1995); General Mills International Restaurants - various marketing positions (1975-1992).

JOSEPH JULIANO
Age:                 49
First Elected:       1999
Experience:          Pepsi-Cola Company - various management positions
                     (1973-1988); Pepsi Cola Company Bottling Operations - management (1988-1991); Pepsi Cola North America - Vice
                     President of Prestige, Sports and Gaming (1991-1998), Vice
                     President of Entertainment Sales (1998-present).

All elected Directors will serve until the next annual meeting for and until their successors are elected and qualified. Abstentions, broker non-votes, and instructions on the accompanying proxy card to withhold authority to vote for one or more of the nominees will result in the respective nominees receiving fewer votes. If for any reason any nominee should, prior to the annual meeting, become unavailable for election as a director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the Board. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

PROPOSAL TWO:        TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS
                     AMENDED, TO CHANGE THE NAME OF THE COMPANY TO "GALAXY
                     NUTRITIONAL FOODS, INC."

GENERAL

The Board of Directors of the Company has approved an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation") to change the name of the Company to "Galaxy Nutritional Foods, Inc." A copy of the proposed amendment to the Certificate of Incorporation changing the name of the Company, in substantially the form in which it is proposed to be filed, is attached as Exhibit A.

PURPOSE OF THE CHANGE OF THE COMPANY'S NAME TO "GALAXY NUTRITIONAL FOODS, INC."

The purpose of the name change is to more clearly define the Company to its customers and to the financial markets as a company whose primary focus is the development, production, and distribution of healthy, nutritional foods. The proposed name change is consistent with the Company's historical marketing strategies and its efforts to brand its products in the nutritional food segment of the food manufacturing industry. The Company's main focus is on producing, marketing, selling and distributing healthy dairy-related alternatives for the retail, health food and food service markets and management believes that the name change will assist in distinguishing the Company as a producer of alternative foods, rather than a traditional food manufacturer.

If the name change is approved, shareholders will not be required to exchange their stock certificates issued under the name "Galaxy Foods Company" for stock certificates issued under the Company's new name.




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

EFFECTIVENESS

In accordance with Delaware law and notwithstanding approval of the amendment by shareholders, at any time prior to the filing of the Certificate of Amendment, the Board of Directors may, in its sole discretion, abandon the proposed amendment without any further action by shareholders.

VOTING

Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock is necessary for approval of the change in the Company's name to "Galaxy Nutritional Foods, Inc."

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE CHANGE IN THE COMPANY'S NAME.

PROPOSAL THREE:      TO RATIFY THE RETENTION OF BDO SEIDMAN, L.L.P. AS THE
                     COMPANY'S AUDITORS

The Board of Directors has selected the firm of BDO Seidman, L.L.P. as the Company's independent certified public accountants for the current fiscal year. BDO Seidman, has served as the Company's independent public accountants for each of the last seven years. It is expected that a representative of BDO Seidman, L.L.P. will be present during the Annual Meeting, or will participate by telephone conference. The representative will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from shareholders.

VOTE REQUIRED FOR APPROVAL

The affirmative vote of the holders of a majority of outstanding shares of Common Stock present or represented at the Annual Meeting is required for the approval of this Proposal. Broker non-votes and abstentions will be treated as votes against this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RETENTION OF BDO SEIDMAN, L.L.P. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.

                             OFFICERS AND DIRECTORS

The following table sets forth the current and proposed directors and the current officers of the Company as of October 12, 2000, and the ages of and positions with the Company held by each of such persons:

NAME                              AGE        POSITIONS
--------------------------------------------------------------------------------
Angelo S. Morini (1)              57         Chairman of the Board of Directors,
                                             President, and Chief Executive
                                             Officer
Keith A. Ewing                    39         Chief Financial Officer
Christopher Morini                45         Vice President of Marketing
John Jackson                      42         Vice President of Sales
Douglas A. Walsh (1)(2)           55         Director
Marshall K. Luther (1)(2)         47         Director
Joseph Juliano (1)(2)             49         Director

(1) Nominee for Director.
(2) Audit Committee Member.

The current directors of the Company are the sole nominees for election to the Board of Directors for the ensuing year.

Each director is elected to hold office for a one-year term and until his successor is chosen and qualified. The officers of the Company are elected annually at the first Board of Directors meeting following the annual meeting of shareholders, and hold office until their respective successors are duly elected and qualified, unless sooner displaced.

Angelo S. Morini has been President of the Company since its inception and is the inventor of formagg(R). He was elected Chairman of the Board of Directors, President, and Chief Executive Officer in 1987. Between 1974 and 1980, Mr. Morini was the general manager of Galaxy Cheese Company, which operated as a sole proprietorship until its incorporation in May 1980. Prior to 1974, he was associated with the Food Service Division of Pillsbury Company and the Post Division of General Foods Company. In addition, he worked in Morini Markets, his family-owned and operated chain of retail grocery stores in the New Castle, Pennsylvania, area. Mr. Morini received a B.S. degree in Business Administration from Youngstown State University in 1968. Angelo S. Morini's brother, Christopher Morini, works for the Company as Vice President of Marketing.

Keith A. Ewing has been Chief Financial Officer of the Company since February 2000. From 1998 through January 2000, Mr. Ewing was the Vice President of Finance for CNL Corporate Properties, Inc. His main focus has been completing large financing transactions for both public and privately held companies. From 1994 through 1998, Mr. Ewing was Chief Financial Officer of Premier Properties, Inc., a privately held London based company. Mr. Ewing's public company experience includes serving as controller at Mid-State Homes, Inc., a $3 billion finance company, and accounting manager for Nutmeg Mills, Inc. Mr. Ewing received a B.S. in Accounting from Florida State University in 1982 and is currently a Florida Certified Public Accountant.

Christopher Morini, has been Vice President of Marketing and International Sales for the Company since 1996. Mr. Morini started with the Company as an area salesman in 1983. In 1984, Mr. Morini served as a sales manager. From 1986 through 1996, Mr. Morini has been a Vice President of the Company, where he has been responsible for various sales and marketing divisions of the Company, including the Food Service, International Sales and Retail Sales divisions. Mr. Morini received a B.S. in Economics from Slippery Rock University in 1978. Christopher Morini's brother, Angelo S. Morini, is the Chairman of the Board, Chief Executive Officer and President of the Company.

John Jackson, has been Vice President of Sales for the Company since 1993. From 1985 through 1992, Mr. Jackson was Director of Sales for H.J. Heinz Company. Mr. Jackson received his B.S. in Business Administration and Accounting from Mars Hill College in 1980.

Douglas A. Walsh, D.O., has been a director of the Company since January 1992. Dr. Walsh has been a practicing physician since 1970, specializing in Family Practice and Sports Medicine. From 1984 to present, he has been affiliated with Family Doctors, a four-physician group located in Tampa, Florida. From 1971 to 1984, he was the Health Commissioner for Mahoning County, Ohio, and from 1983 to 1985, he was the Clinic Commander for the U.S. Air Force 911 Tac Clinic in Pittsburgh, Pennsylvania. From 1985 to 1988, he was a flight surgeon at Patrick Air Force Base, Cocoa Beach, Florida. Dr. Walsh's teaching appointments include Associate Professor of Family Practice (Clinical) at Ohio University and Clinical Preceptor at the University of Health Sciences, Kansas City, Missouri. Dr. Walsh received a B.S. degree in Microbiology from the University of Houston, Houston, Texas, in 1965, and a D.O. degree from the University of Health Sciences, Kansas City, Missouri, in 1970. Dr. Walsh also serves as a team physician for the Pittsburgh Pirates organization.

Marshall K. Luther was elected to the Board of Directors on January 31, 1996. From 1993 to 1995, Mr. Luther served as Senior Vice President, Marketing of Tropicana Products, Inc. and from 1975 to 1992, he served in various marketing positions for General Mills International Restaurants. Mr. Luther received his B.S. in Engineering from Brown University in 1974 and his M.B.A. in Marketing from the Wharton Graduate School of Business in 1976.

Joseph Juliano was elected to the Board of Directors on June 16, 1999. From 1973 to 1988, Mr. Juliano served in various management positions for Pepsi-Cola Company. In 1988, Mr. Juliano managed Pepsi Cola Company Bottling Operations where he achieved record sales and profits during his three-year tenure in this position. From 1991 to 1998, he served as Vice President of Prestige, Sports and Gaming for Pepsi Cola North America. In 1998, he was promoted to Vice President of Entertainment Sales, with expanded domestic and international account responsibilities encompassing movie theaters, theme parks, sports venues, theme restaurants, hotels, and casinos. Mr. Juliano received his Masters in Business Administration from St. John's University in New York City.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth to the knowledge of Management, each person of entry who is the beneficial owner of more than 5% of the 9,202,944 shares of the Company's Common Stock, $.01 par value ("Common Stock") outstanding as of October 12, 2000, the number of shares owned by each such person and the percentage of the outstanding shares represented thereby.

                                        AMOUNT AND
NAME AND ADDRESS                         NATURE OF                     PERCENT
OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)           OF CLASS(2)
--------------------------------------------------------------------------------

Angelo S. Morini
2441 Viscount Row
Orlando, Florida 32809                 4,952,745 (3)                    45.9%

Cede & Co.
Box #20
Bowling Green Station
New York, New York                     5,248,423 (4)                    48.6%

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, current directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 10,799,004 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 1,520,072 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $3.31 to $5.25 per share. The original exercise prices of 20,215 of the options ranged from $17.50 per share to $25.03 per share. The exercise prices of these options were reduced by the Board of Directors to $3.50 per share on August 31, 1993. Options expire as to 7,143 shares and 13,072 shares on December 4, 2002, as to 142,857 on July 1, 2007, and as to 1,357,000 shares on June 15, 2009. Also includes 715 shares owned by Mr. Morini that are held in a nominee name and 286 shares held in joint tenancy. With the exception of the options and the shares held in a nominee name, all of Mr. Morini's shares are held by Morini Investments Limited Partnership, a Delaware limited liability partnership, of which Angelo Morini is the Limited Partner and Morini Investments LLC is the General Partner. Mr. Morini is the sole member of Morini Investments LLC.

(4) Cede & Co. is a share depository used by shareholders to hold stock in street name. Does not include 715 shares beneficially owned by Angelo S. Morini and held by Cede & Co. in street name.

                        SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of October 12, 2000, the number of shares owned directly, indirectly and beneficially by each executive officer and each director and director-nominee of the Company, and by all executive officers and directors as a group:

                                        AMOUNT AND
NAME AND ADDRESS                         NATURE OF                     PERCENT
OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP (1)           OF CLASS(2)
--------------------------------------------------------------------------------

Angelo S. Morini
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida 32809                 4,952,745 (3)                    45.9%

Douglas A. Walsh
607 Tamiami Trail
Ruskin, Florida 33570                      3,645 (4)                       *

Marshall K. Luther
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida 32809                     9,190 (5)                       *

Joseph Juliano
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida 32809                    10,334 (6)                       *

Keith A. Ewing
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida 32809                     9,833 (7)                       *

Christopher Morini
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida 32809                    24,757 (8)                       *

John Jackson
Galaxy Foods Company
2441 Viscount Row
Orlando, Florida 32809                    26,829 (9)                       *

All executive officers and
directors as a group                   5,037,333                        46.7%
                                       =========                        ====

* Less than 1%.

(1) The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of these shares.

(2) The total number of shares outstanding assuming the exercise of all currently exercisable and vested options and warrants held by all executive officers, directors, and holders of 5% or more of the Company's issued and outstanding Common Stock is 10,799,004 shares. Does not assume the exercise of any other options or warrants.

(3) Includes options to acquire 1,520,072 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $3.31 to $5.25 per share. The original exercise prices of 20,215 of the options ranged from $17.50 per share to $25.03 per share. The exercise prices of these options were reduced by the Board of Directors to $3.50 per share on August 31, 1993. Options expire as to 7,143 shares and 13,072 shares on December 4, 2002, as to 142,857 on July 1, 2007, and as to 1,357,000 shares on June 15, 2009. Also includes 715 shares owned by Mr. Morini that are held in a nominee name and 286 shares held in joint tenancy. With the exception of the options and the shares held in a nominee name, all of Mr. Morini's shares are held by Morini Investments Limited Partnership, a Delaware limited liability partnership, of which Angelo Morini is the Limited Partner and Morini Investments LLC is the General Partner. Mr. Morini is the sole member of Morini Investments LLC.

(4) Dr. Walsh, a current member of the Board of Directors, was granted an option to acquire 2,143 shares of Common Stock on January 31, 1992 for an exercise price of $21.00 per share. This option expires on January 31, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 30, 1992 was $17.50 per share. Dr. Walsh was granted an additional option on October 1, 1992 to acquire 72 shares of Common Stock at an exercise price of $20.13 per share. This option expires on October 1, 2002. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1992 was $18.38 per share. The exercise price of all of Dr. Walsh's then existing options was reduced to $14.00 per share on January 31, 1994. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on January 28, 1994 was $32.38 per share. On October 1, 1994, Dr. Walsh was granted an option to acquire 143 shares at an exercise price of $19.25 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1994, was $20.13 per share. This option expires on October 1, 2004. On October 1, 1995, Dr. Walsh was granted an option to acquire 143 shares at an exercise price of $4.13 per share. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 29, 1995, was $4.16 per share. This option expires on October 1, 2005. On October 1, 1996, Dr. Walsh was granted an option to acquire 286 shares at an exercise price of $10.29 per share which expire on October 1, 2006. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1996 was $10.50 per share. On October 1, 1997, he was granted an option to acquire 286 shares at an exercise price of $8.31 per share which expire on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1997 was $8.31 per share. On October 1, 1998, he was granted an option to acquire 286 shares at an exercise price of $3.06 per share which expire on October 1, 2008. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1998 was $3.06 per share. On October 1, 1999, he was granted an option to acquire 286 shares at an exercise price of $4.13 per share which expire on October 1, 2009. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1999 was $4.13 per share. All of Dr. Walsh's options currently are exercisable.

(5) Mr. Luther, a current member of the Company's Board of Directors, holds warrants to acquire 7143 shares of Common Stock at a price of $4.48 per share which expire on August 28, 2005. These warrants were granted as compensation for work per the terms of Mr. Luther's former agreement with the Company to serve as Senior Vice President of Marketing for a term of one year. In addition, Mr. Luther was granted options to acquire 2,143 shares of the Company's Common Stock on January 31, 1996, for an exercise price of $5.69 per share, which option expires on January 31, 2006. On October 1, 1996, Mr. Luther was granted an option to acquire 190 shares at an exercise price of $10.29 per share which expire on October 1, 2006. The closing bid price of the Company's Common Stock as quoted on the NASDAQ System on September 30, 1996 was $10.50 per share. On October 1, 1997, he was granted an option to acquire 286 shares at an exercise price of $8.31 per share which expire on October 1, 2007. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1997 was $8.31 per share. On October 1, 1998, he was granted an option to acquire 286 shares at an exercise price of $3.06 per share which expire on October 1, 2008. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1998 was $3.06 per share. On October 1, 1999, he was granted an option to acquire 286 shares at an exercise price of $4.13 per share which expire on October 1, 2009. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1999 was $4.13 per share. All of Mr. Luther's options currently are exercisable.

(6) Mr. Juliano, a current member of the Company's Board of Directors, was granted on October 1, 1999, options to acquire 72 shares at an exercise price of $4.13 per share which expire on October 1, 2009. The closing bid price of the Company's Common Stock as quoted on the NASDAQ system on September 30, 1999 was $4.13 per share. All of Mr. Juliano's options currently are exercisable.

(7) Includes options to acquire 25,000 shares of the Company's Common Stock which were granted to Mr. Ewing in fiscal 2000 pursuant to his employment agreement. Such options are exercisable at $3.75 per share and expire on February 10, 2010. None of Mr. Ewing's options are currently exercisable.

(8) Includes options to acquire 22,857 shares of the Company's Common Stock. All of Mr. Morini's options currently are exercisable at $2.87 to $8.47 per share. Options expire as to 7,143 shares on May 16, 2006, as to 714 on October 1, 2001, as to 714 on August 31, 2003 and as to 14,286 shares on September 24, 2008.

(9) Includes options to acquire 21,429 shares of the Company's Common Stock. All of Mr. Jackson's options currently are exercisable at $2.87 to $8.47 per share. Options expire as to 7,143 shares on May 16, 2006 and as to 14,286 shares on September 24, 2008.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 17, 1999, the Company's Board of Directors approved to rescind the existing employment agreement with the Company's President and Chief Executive Officer, Mr. Angelo S. Morini, and to enter into new employment agreement with him. The new agreement eliminates the performance based option arrangement and allows for a one- time grant of stock options to acquire 1,357,000 shares of Common Stock at an exercise price of $3.31 per share. The new agreement also forgives the interest on the existing note, provides for a salary increase to $300,000 and decreases the annual bonus to a sliding scale of pre-tax income, beginning with the fiscal year ending March 31, 2000. This new agreement has a rolling five-year term. Mr. Angelo Morini has drawn $130,835 in advances which will be charged against future bonuses under the new employment agreement.

During each of the fiscal years ended March 31, 2000 and 1999, Joseph Juliano, a director of the Company, was paid $36,000 in return for developing and maintaining business relationships with prospective and existing customers and suppliers on behalf of the Company. Commencing April 1, 2000, Mr. Juliano will receive $5,000 per month for the above-described services.

In February 2000, Keith A. Ewing was appointed Chief Financial Officer of the Company. Mr. Ewing's employment agreement provides for $125,000 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $800 per month. In addition, the Company provides a club membership at a cost not to exceed $200 per month. Mr. Ewing will also be entitled to a bonus that shall not exceed 60% of his base salary based upon the satisfaction of certain performance criteria. The agreement grants Mr. Ewing stock options to acquire 25,000 shares of Common Stock at an exercise price of $3.75. One third of such options were immediately vested and exercisable upon grant, one third of such options shall vest on the first anniversary of the date of grant, and the final one third of such options shall vest on the second anniversary of the date of grant, subject to Mr. Ewing's continued employment with the Company through the vesting period. The options shall vest immediately in the event the Company is sold. The agreement provides for a severance payment of three-months salary whether termination is with or without cause.

Angelo S. Morini's brother, Christopher Morini, works for the Company as Vice President of Marketing. In February of 1983, Christopher Morini was appointed as Vice President of Marketing. Mr. Morini's employment agreement provides for $126,250 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $800 per month. Mr. Morini will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by the Company's Chief Executive Officer.

In August of 1993, John Jackson was appointed as Vice President of Sales. Mr. Jackson's employment agreement provides for $113,750 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $850 per month. Mr. Jackson will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by the Company's Chief Executive Officer.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon the Company's review of Forms 4 which were not filed on a timely basis, but furnished to the Company by Angelo Morini, Christopher Morini, and John Jackson each an executive officer of the Company, with respect to the fiscal year ended March 31, 2000, each of such individuals failed to file one report on a timely basis. Angelo Morini's delinquent report related to two transactions in which he acquired shares of Common Stock. The delinquent reports of Christopher Morini and John Jackson related to a single transaction in which the respective individual acquired shares of Common Stock. Based solely upon the Company's review of a Form 3 and a Form 4 which were not filed on a timely basis, but furnished to the Company by Keith Ewing, an executive officer of the Company, with respect to the fiscal year ended March 31, 2000, Mr. Ewing did not timely file a Form 3 to report an initial grant of options to acquire Common Stock and a Form 4 to report a single acquisition of Common Stock.

                                LEGAL PROCEEDINGS

To the knowledge of the Company, no executive officer or director of the Company is a party adverse to the Company or has material interest adverse to the Company in any legal proceeding.

                MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors met four times during the fiscal year ended March 31, 2000 and none of the directors attended fewer than 75% of the total number of meetings of the Board of Directors and committees of which they were members.

The Board of Directors has established an Audit Committee. The Audit Committee has adopted a written charter of the Audit Committee which is attached hereto as Exhibit B. The Audit Committee currently consists of Messrs. Walsh, Luther and Juliano and is responsible for recommending the appointment of independent accountants and for reviewing the reports and expenses of the audits conducted by the Company's independent accountants. The Audit Committee was established at a meeting of the Board of Directors after the fiscal year ending March 31, 2000.

The Board of Directors does not currently have a standing compensation or nominating committee or any other committees, other than the Audit Committee.

                             EXECUTIVE COMPENSATION

The following table sets forth the compensation of the Company's Chief Executive Officer for the fiscal years ended March 31, 2000, 1999 and 1998, and the Vice Presidents of the Company for the fiscal year ended March 31, 2000 (no other executive officer of the Company was compensated in an amount in excess of $100,000 for any such other fiscal years):

                           SUMMARY COMPENSATION TABLE


                                                                                            Long Term Compensation
                                                                                -------------------------------------
                                      Annual Compensation                                Awards               Payouts
                         --------------------------------------------------     ------------------------     --------
(a)                       (b)          (c)          (d)             (e)            (f)            (g)           (h)         (i)
                                                                  Other                       Securities
                                                                  Annual        Restricted       Under-                 All Other
Name and                                                          Compen-         Stock          lying         LTIP       Compen-
Principal                Fiscal      Salary        Bonus          sation         Award(s)       Options/      Payouts     sation
Position                  Year         ($)          ($)             ($)            ($)          SARs (#)        ($)       ($)(13)
---------------------------------------------------------------------------------------------------------------------------------
ANGELO S. MORINI          2000       300,000      125,000        20,526(2)         --          1,357,000         --        2,700
Chairman of the           1999       250,000           --        20,128(3)         --                 --         --        2,700
Board of Directors,       1998       250,000           --        19,132(4)         --            142,858         --        2,700
President, and Chief
Executive Officer (1)

CHRISTOPHER MORINI        2000       126,250       25,000         7,753(6)         --                 --         --        2,700
Vice President of         1999       125,000       10,000         7,753(7)         --             14,286         --        2,700
Marketing (5)             1998        95,000       10,000         7,753(8)         --                 --         --        2,700

JOHN JACKSON              2000       113,750       45,838        10,117(10)        --                 --         --           --
Vice President of         1999       110,000           --        10,117(11)        --             14,286         --           --
Sales (9)                 1998        85,000           --        10,117(12)        --                 --         --           --

(1) On June 17, 1999, the Company's Board of Directors approved to rescind the existing employment agreement with the Company's President and Chief Executive Officer, Mr. Angelo

S. Morini, and to enter into new employment agreement with him. The new agreement includes a one-time grant of stock options to acquire 1,357,000 shares of Common Stock at an exercise price of $3.31 per share. Under the new agreement, the Company forgave all outstanding interest, approximately $3,000,000, on two promissory notes executed by Mr. Morini in favor of the Company in connection with the exercise of certain purchase rights and options previously granted by the Company to Mr. Morini. The new agreement also provides for a salary increase to $300,000 and decreases the annual bonus to a sliding scale of pre-tax income, beginning with the fiscal year ending March 31, 2000, and has a rolling five-year term. In conjunction with the entry into the new agreement, the Company agreed to a consolidation of Mr. Morini's two existing promissory notes in favor of the Company into a single note payable in the amount of $12,772,200, which is the current outstanding balance of the obligation. This new note is non-interest bearing, non-recourse to Mr. Morini, and is secured by 2,914,286 shares of the Company's Common Stock beneficially owned by Mr. Morini.

(2) For the fiscal year ended March 31, 2000, the Company paid $11,860 in lease payments for Mr. Morini's automobile and $8,666 in club dues for Mr. Morini.

(3) For the fiscal year ended March 31, 1999, the Company paid $11,860 in lease payments for Mr. Morini's automobile and $8,268 in club dues for Mr. Morini.

(4) For the fiscal year ended March 31, 1998, the Company paid $11,500 in lease payments for Mr. Morini's automobile and $7,632 in club dues for Mr. Morini.

(5) Angelo S. Morini's brother, Christopher Morini, works for the Company as Vice President of Marketing. In February of 1983, Christopher Morini was appointed as Vice President of Marketing. Mr. Morini's employment agreement provides for $126,250 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $800 per month. Mr. Morini will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by the Company's Chief Executive Officer.

(6) For the fiscal year ended March 31, 2000, the Company paid $6,553 in lease payments for Mr. C. Morini's automobile, plus $100 per month for automobile insurance.

(7) For the fiscal year ended March 31, 1999, the Company paid $6,553 in lease payments for Mr. C. Morini's automobile, plus $100 per month for automobile insurance.

(8) For the fiscal year ended March 31, 1998, the Company paid $6,553 in lease payments for Mr. C. Morini's automobile, plus $100 per month for automobile insurance.

(9) In August of 1993, John Jackson was appointed as Vice President of Sales. Mr. Jackson's employment agreement provides for $113,750 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $850 per month. Mr. Jackson will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by the Company's Chief Executive Officer.

(10) For the fiscal year ended March 31, 2000, the Company paid $8,917 in lease payments for Mr. Jackson's automobile, plus $100 per month for automobile insurance.

(11) For the fiscal year ended March 31, 19990, the Company paid $8,917 in lease payments for Mr. Jackson's automobile, plus $100 per month for automobile insurance.

(12) For the fiscal year ended March 31, 1998, the Company paid $8,917 in lease payments for Mr. Jackson's automobile, plus $100 per month for automobile insurance.

(13) "All Other Compensation" represents the health insurance premiums paid on behalf of the indicated employees by the Company.

                            OPTIONS/SAR GRANTS TABLE


                                       Option/SAR Grants in Last Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Potential
                                                                                 Realized Value at
                                                                                   Assumed Annual          Alternative
                                                                                Rates of Stock Price      to (f) & (g):
                                                                                     Appreciation          Grant Date
                            Individual Grants                                      for Option Term            Value
-------------------------------------------------------------------------       --------------------      -------------
  (a)              (b)            (c)            (d)             (e)            (f)             (g)            (f)
               Number of       % of
               Securities      Total
               Under-          Options/
               lying           SARS
               Options/        Granted to      Exercise                                                      Grant
               SARs            Employees       or Base                                                       Date
               Granted         in Fiscal       Price           Expiration                                    Present
Name           (#)             Year            ($/Sh)          Date            5%($)           10%($)        Value $
--------       ---------       ----------      --------        ----------      -----           ------        -------
ANGELO S.      1,357,000         99.03%         $3.31          06/15/09
  MORINI

KEITH
  EWING             8,333         0.61%         $3.75          ________

   AGGREGATED OPTIONS/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE


      (a)                   (b)                  (c)                 (d)                 (e)
                                                                Number of
                                                                Securities           Value of
                                                                Underlying           Unexercised
                                                                Unexercised          In-the-Money
                                                                Options/SARs at      Options/SARs at
                                                                FY-End (#)           FY-End (#)

                      Shares Acquired                           Exercisable/         Exercisable/
Name                  on Exercise (#)      Value Realized ($)   Unexercisable        Unexercisable (1)
------------------------------------------------------------------------------------------------------
ANGELO S. MORINI             --                   --             1,520,072/0            519,500/0

CHRISTOPHER MORINI           --                   --                22,857/0             11,985/0

JOHN JACKSON                 --                   --                21,429/0             11,715/0

(1) The value of the unexercised shares as of March 31, 2000 is based on the closing sales price of the Company's Common Stock of $3.69

                            COMPENSATION OF DIRECTORS

Each non-employee director who served on the Board of Directors during the last fiscal year received a fee of $2,000 plus expenses for his services.

Additionally, each non-employee director of the Company is entitled to receive on October 1 of each year, options to purchase a number of shares of Common Stock equal to (i) 286 shares, if such director served for a full year prior to the October 1 anniversary date, or (ii) a pro rated amount equal to 24 shares for each full month served during the year prior to such anniversary date, if such director did not serve for a full year prior to the anniversary date. Such options are granted pursuant to the Company's 1991 Non-Employee Director Stock Option Plan which was adopted by the Board of Directors on October 1, 1991, and approved by the shareholders of the Company on January 31, 1992, as the same was amended by that certain 1996 Amendment and Restatement of the 1991 Non-Employee Director Stock Option Plan (as amended, the "Director Plan").

                 EMPLOYMENT AGREEMENT OF CHIEF EXECUTIVE OFFICER

On June 17, 1999, the Company's Board of Directors approved to rescind the existing employment agreement with the Company's President and Chief Executive Officer, Mr. Angelo S. Morini, and to enter into a new employment agreement with him. The new agreement includes a one-time grant of stock options to acquire 1,357,000 shares of Common Stock at an exercise price of $3.31 per share. Under the new agreement, the Company forgave all outstanding interest, approximately $3,000,000, on two promissory notes executed by Mr. Morini in favor of the Company in connection with the exercise of certain purchase rights and options previously granted by the Company to Mr. Morini. The new agreement also provides for a salary increase to $300,000 and decreases the annual bonus to a sliding scale of pre-tax income, beginning with the fiscal year ending March 31, 2000, and has a rolling five-year term.

In conjunction with the entry into the new agreement, the Company agreed to a consolidation of Mr. Morini's two existing promissory notes dated November 4, 1994 and October 11, 1995, in the respective principal amounts of $1,200,000 and $11,572,200 in favor of the Company (the "Prior Notes") into a single note payable in the amount of $12,772,200, the aggregate principal amount outstanding under the Prior Notes and the current outstanding balance of the obligation. The Prior Notes were executed by Mr.

Morini in favor of the Company in connection with Mr. Morini's exercise of certain options and purchase rights granted by the Company to acquire an aggregate of 2,914,286 shares of Common Stock. The consolidated note is non-interest bearing, non-recourse to Mr. Morini, and is secured by 2,914,286 shares of the Company's Common Stock beneficially owned by Mr. Morini.

                 EMPLOYMENT AGREEMENT OF CHIEF FINANCIAL OFFICER

In February 2000, Keith A. Ewing was appointed Chief Financial Officer of the Company. Mr. Ewing's employment agreement provides for $125,000 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $800 per month. In addition, the Company provides a club membership at a cost not to exceed $200 per month. Mr. Ewing will also be entitled to a bonus that shall not exceed 60% of his base salary based upon the satisfaction of certain performance criteria. The agreement grants Mr. Ewing stock options to acquire 25,000 shares of Common Stock at an exercise price of $3.75. One third of such options were immediately vested and exercisable upon grant, one third of such options shall vest on the first anniversary of the date of grant, and the final one third of such options shall vest on the second anniversary of the date of grant, subject to Mr. Ewing's continued employment with the Company through the vesting period. The options shall vest immediately in the event the Company is sold. The agreement provides for a severance payment of three-months salary whether termination is with or without cause.

                  EMPLOYMENT AGREEMENTS OF THE VICE PRESIDENTS

Angelo S. Morini's brother, Christopher Morini, works for the Company as Vice President of Marketing. In February of 1983, Christopher Morini was appointed as Vice President of Marketing. Mr. Morini's employment agreement provides for $126,250 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $800 per month. Mr. Morini will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by the Company's Chief Executive Officer.

In August of 1993, John Jackson was appointed as Vice President of Sales. Mr. Jackson's employment agreement provides for $113,750 base salary. The agreement also provides for an automobile lease with insurance, which together shall not exceed $850 per month. Mr. Jackson will also be entitled to a bonus that shall not exceed 40% of his base salary based on certain personal and Company goals as established by the Company's Chief Executive Officer.

          ADDITIONAL INFORMATION WITH RESPECT TO INSIDER PARTICIPATION
                            IN COMPENSATION DECISIONS

The Company did not have during the fiscal year ended March 31, 2000, and does not currently have, a compensation committee or a committee of the Board of Directors performing similar functions. Compensation for executive officers other than Mr. Angelo Morini, the Company's Chief Executive Officer, is determined independently by Mr. Morini. Joseph Juliano, Marshall K. Luther and Douglas A. Walsh, each a member of the Board of Directors conducted discussions and negotiations with Mr. Morini, and deliberations with respect to the amendment of Mr. Morini's employment agreement and compensation which occurred during the fiscal year ended March 31, 2000. Mr. Angelo Morini has drawn $130,835 in advances which will be charged against future bonuses under the new employment agreement.

During each of the fiscal years ended March 31, 2000 and 1999, Joseph Juliano, a director of the Company, was paid $36,000 in return for developing and maintaining business relationships with prospective and existing customers and suppliers on behalf of the Company. Commencing April 1, 2000, Mr. Juliano will receive $5,000 per month for the above-described services.

On June 17, 1999, the Company's Board of Directors approved to rescind the existing employment agreement with the Company's President and Chief Executive Officer, Mr. Angelo S. Morini, and to enter into new employment agreement with him. The new agreement eliminates the performance based option arrangement and allows for a one- time grant of stock options to acquire 1,357,000 shares of Common Stock at an exercise price of $3.31 per share. The new agreement also forgives the interest on the existing note, provides for a salary increase to $300,000 and decreases the annual bonus to a sliding scale of pre-tax income, beginning with the fiscal year ending March 31, 2000. This new agreement has a rolling five-year term.

                        REPORT ON EXECUTIVE COMPENSATION

The Board of Directors of the Company does not have a compensation policy applicable to the Company's executive officers generally. Compensation for executive officers other than Mr. Angelo Morini, the Company's Chief Executive Officer, is determined independently by Mr. Morini.

The Company and Mr. Morini entered into an Amended and Restated Employment Agreement effective June 15, 2000, which agreement was approved by the Board of Directors. See "Chief Executive Officer's Employment Agreement" above for a description of the terms of the agreement. The Board of Directors based its approval of the agreement and the terms thereof on a number of factors including Mr. Morini's significant contribution to the turnaround and improvement of the Company's performance and position, Mr. Morini's level of commitment and loyalty to the Company and his high degree of accepted risk on behalf of the Company, and the improved performance and anticipation of continuing improvements in performance, particularly in revenues and profit margin, and the associated potential growth in shareholder value. In addition, the Board of Directors determined that it was in the Company's best interest, and the best interest of the shareholders, to modify certain terms and conditions of Mr. Morini's prior employment agreement. These modifications included, among other things, reducing the formula for the profit sharing bonus, eliminating a right whereby Mr. Morini could require that the Company repurchase certain of his common stock upon the occurrence of certain events, and the elimination of mandatory performance stock options upon the Company's achievement of specified "milestone" events.

Mr. Morini's compensation includes a profit sharing percentage incentive component based upon the Company's achievement of certain levels of pre-tax net income as determined by the Company's independent accounting firm.

                                PERFORMANCE GRAPH





                            [COMPANY TO INSERT GRAPH]





                                 OTHER BUSINESS

The Board of Directors knows of no business which will be presented for consideration at the meeting other than stated above. If any other business should come before the meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

                            EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail of by its regular employees, the Company may request banks and brokers to solicit their customers who have stock of the Company registered in the name of a nominee and, if so, will reimburse such banks and brokers for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company, none of whom will receive additional compensation therefor, may also be made of some shareholders in person or by mail, telephone or telegraph, following the original solicitation.

                              SHAREHOLDER PROPOSALS

It is anticipated that the Company's next annual meeting of shareholders will be held in October 2001, and proposals of shareholders intended for inclusion in the proxy statement will be furnished to all shareholders entitled to vote at the next annual meeting of the Company, and must be received at the Company's principal executive offices no later than July 15, 2001. It is suggested that proponents submit their proposals by certified Mail-Return Receipt Requested. Notice of shareholder proposals outside the processes of Rule 14a-8 of the of the Securities Exchange Act of 1934, as amended, (for proposals submitted for inclusion in proxy statement and form of proxy) for the next annual meeting of shareholders must be received at the Company's principal executive offices no later than September 20, 2001.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED MARCH 31, 2000. ALL SUCH REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS, AT 2441 VISCOUNT ROW, ORLANDO, FLORIDA 32809.

                              GALAXY FOODS COMPANY
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           THURSDAY, NOVEMBER 16, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Angelo S. Morini with full power of substitution, the proxies of the undersigned to vote all shares of Common Stock of Galaxy Foods Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, November 16, 2000, at 10:00 a.m., local time, at the Wyndham Hotel, located at 8001 International Drive, Orlando, Florida, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereof.

      1. ELECTION OF DIRECTORS [ ] FOR all nominees below
            [ ] WITHHOLD AUTHORITY to vote for all nominees listed below. (Instruction: To withhold authority to vote for any nominee, draw a line through such nominee's name.)

            Marshall K. Luther, Angelo S. Morini, Douglas A. Walsh, MD., Joseph Juliano

      2. TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION, AS AMENDED, TO CHANGE THE NAME OF THE COMPANY TO "GALAXY NUTRITIONAL FOODS, INC." (The Board of Directors recommends a vote FOR)
            [  ] FOR                   [  ] AGAINST                 [  ] ABSTAIN

                                                   (continued on the other side)
--------------------------------------------------------------------------------
(continued from other side)

      3. TO RATIFY THE RETENTION OF BDO SEIDMAN, L.L.P. AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS (The Board of Directors recommends a vote FOR)
            [  ] FOR                   [  ] AGAINST                 [  ] ABSTAIN

      4. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF


The Board of Directors knows of no business which       Signature:___________________________________
will be presented for consideration at the meeting
other than stated above. If any other business should   Signature:___________________________________
come before the meeting, votes may be cast pursuant
to proxies in respect to any such business in the       Date:________________________________________
best judgment of the person or persons acting under     This Proxy when properly executed will be
the proxies.                                            voted in the manner directed herein by the
                                                        undersigned stockholder. If no direction is
                                                        made, this proxy will be voted FOR proposal
                                                        1, FOR proposal 2 and FOR proposal 3. If
                                                        signing as an attorney, executor, trustee or
                                                        guardian, please give your full title as
                                                        such. If stock is held jointly, each owner
                                                        should sign.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              GALAXY FOODS COMPANY

         Galaxy Foods Company, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of said Corporation pursuant to a unanimous written consent dated as of _____________, 2000, adopted the following resolution:

         RESOLVED, that the Board of Directors of this Corporation hereby declares it advisable and in the best interest of the Corporation that Article First of the Certificate of Incorporation be amended to read as follows:

                  First: The name of the Corporation shall be "Galaxy
                         Nutritional Foods, Inc."

         SECOND: That the said amendment has been consented to and authorized by the holders of a majority of the issued and outstanding stock entitled to vote in accordance with the provisions of Section 211 of the General Corporation Law of the State of Delaware.

         THIRD: That the aforesaid amendment was duly adopted in accordance with Sections 211 and 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Angelo S. Morini, its President, and attested to by Cynthia L. Hunter, its Secretary, this ___ day of ______________, 2000.

ATTEST:                                    GALAXY FOODS COMPANY


                                           By:
----------------------------                  ----------------------------------
Cynthia L. Hunter, Secretary                      Angelo S. Morini, President

                                    EXHIBIT B

                             AUDIT COMMITTEE CHARTER
                              GALAXY FOODS COMPANY

ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. This committee shall consist of at least three directors who are independent of the management of the company (as defined by the listing standards of the AMEX) and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. Each member of the committee shall be able to read and understand financial statements or will become able to do so within a reasonable time after his or her appointment to the committee, and at least one committee member shall have had past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual's financial sophistication as determined in the board's judgment.

STATEMENT OF POLICY

The audit committee shall oversee and monitor management's and the independent auditors' participation in and responsibility for the financial reporting process of the company. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication among the directors, the independent auditors and the senior and financial management of the company. While the committee has the responsibilities and powers set forth in this charter, it is not the duty of the committee to plan or conduct audits or to determine that the company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of financial management and the independent auditors. Nor is it the duty of the committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors, or to assure compliance with laws and regulations.




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RESPONSIBILITIES

A.       Review of Documents and Reports

         o Review and update the committee's charter at least annually.

         o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Any changes in accounting principles should be reviewed. Significant findings, difficulties encountered during the course of audit work and any changes in the planned scope should also be reviewed with the independent auditors.

B.       Independent Auditors

         o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the company, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditors. The independent auditors for the company are ultimately accountable to the board and the committee, and the board and committee have the ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent auditors.

         o Ensure that the independent auditors submit on a periodic basis to the committee a formal written statement delineating all relationships between the auditors and the company, actively engage in a dialogue with the independent auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the independent auditors, and recommend that the board take appropriate action in response to the independent auditors' report to satisfy the committee of the independent auditors' independence.




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C.       Financial Reporting Process

         o Provide an open avenue of communication among the independent auditors, senior and financial management and the board of directors.

         o Meet with the independent auditors and financial management of the company to review the scope of the proposed audit for the current year and the audit procedures to be used and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.

         o Review with the independent auditors, the internal audit department, and the financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, including computerized information system controls and security. Elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

D.       Ethical and Legal Compliance

         o Submit the minutes of all meetings of the audit committee to or discuss the matters discussed at each committee meeting with the board of directors.

         o Investigate any matter brought to its attention within the scope of its duties with the power to retain outside counsel, accountants or others, for this purpose, if, in its judgment, it is deemed appropriate.